UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2015

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement.

On August 28, 2015, Pentair plc (“Pentair”), Pentair Investments Switzerland GmbH (“PISG”) and Pentair Finance S.A. (“PFSA”) entered into a First Amendment (the “First Amendment”) and on September 2, 2015, Pentair, PISG and PFSA entered into a Second Amendment (the “Second Amendment,” and together with the First Amendment, the “Amendments”), each among Pentair, PISG, PFSA and the lenders and agents party thereto. The Amendments amend the existing Amended and Restated Credit Agreement, dated as of October 3, 2014 (as amended, the “Credit Agreement”), among Pentair, PISG, PFSA, Pentair, Inc. and the lenders and agents party thereto. Pentair and its affiliates may use the revolving credit facility provided by the Credit Agreement for working capital, capital expenditures and for general corporate purposes, including the acquisition of ERICO Global Company (the “ERICO Acquisition”).

The First Amendment amends the Credit Agreement to, among other things, increase the maximum permitted ratio of Pentair’s consolidated debt plus synthetic lease obligations to its EBITDA (as defined in the Credit Agreement) for the four consecutive fiscal quarters then ended (the “Leverage Ratio”) following the closing of the ERICO Acquisition from 3.50 to 1.00 on the last day of each fiscal quarter of Pentair to (a) 4.50 to 1.00 as of the last day of any period of four consecutive fiscal quarters of Pentair ending on or prior to June 30, 2016; (b) 4.25 to 1.00 as of the last day of the period of four consecutive fiscal quarters of Pentair ending on September 30, 2016; (c) 4.00 to 1.00 as of the last day of the period of four consecutive fiscal quarters of Pentair ending on December 31, 2016; (d) 3.75 to 1.00 as of the last day of any period of four consecutive fiscal quarters of Pentair ending after December 31, 2016, but on or prior to June 30, 2017; and (e) 3.50 to 1.00 as of the last day of any period of four consecutive fiscal quarters of Pentair ending after June 30, 2017.

The Second Amendment amends the Credit Agreement to, among other things, increase the maximum aggregate amount of availability under the revolving credit facility provided by the Credit Agreement from $2.1 billion to $2.5 billion.

The foregoing is only a summary of the Amendments and is qualified in its entirety by reference to the Amendments, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits. The following exhibits are being filed herewith:

Exhibit	Description

4.1	First Amendment, dated as of August 28, 2015, among Pentair, PISG, PFSA and the lenders and agents party thereto.

4.2	Second Amendment, dated as of September 2, 2015, among Pentair, PISG, PFSA and the lenders and agents party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 3, 2015.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated August 28, 2015

Exhibit Number	Description

4.1	First Amendment, dated as of August 28, 2015, among Pentair, PISG, PFSA and the lenders and agents party thereto.

4.2	Second Amendment, dated as of September 2, 2015, among Pentair, PISG, PFSA and the lenders and agents party thereto.